Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

                 Aggressive Growth Fund             Intermediate-Term Bond Fund
                 Science & Technology Fund          First Start Growth Fund
                 Income Stock Fund                  Short-Term Bond Fund
                 Growth & Income Fund               Income Fund
                 Growth Fund                        Money Market Fund
                 Capital Growth Fund                Value Fund
                 High-Yield Opportunities Fund      Small Cap Stock Fund

In connection with the Semi-annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  MARCH 22, 2007                              /S/ CHRISTOPHER W. CLAUS
       ---------------                             --------------------------
                                                     Christopher W. Claus
                                                     President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

                 Aggressive Growth Fund             Intermediate-Term Bond Fund
                 Science & Technology Fund          First Start Growth Fund
                 Income Stock Fund                  Short-Term Bond Fund
                 Growth & Income Fund               Income Fund
                 Growth Fund                        Money Market Fund
                 Capital Growth Fund                Value Fund
                 High-Yield Opportunities Fund      Small Cap Stock Fund

In connection with the Semi-annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  MARCH 22, 2007                                     /S/ DEBRA K. DUNN
       ---------------                                   -------------------
                                                            Debra K. Dunn
                                                            Treasurer